UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

                                United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-14549	63-0843362
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (334) 636-5424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02(b).     Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2006, Dan R. Barlow, Assistant Vice President of United Security Bancshares, Inc. ("Bancshares") and Executive Vice President and City President of First United Security Bank ("FUSB") retired. Mr. Barlow will continue to serve as a director of both Bancshares and FUSB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:	January 5, 2007	UNITED SECURITY BANCSHARES, INC. By: /s/ Larry M. Sellers Name: Larry M. Sellers Title: Vice-President, Secretary, and Treasurer